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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 15, 2009

                         UNIVERSAL DETECTION TECHNOLOGY
             (Exact name of registrant as specified in its charter)

         California                   000-14266                 95-2746949
(State or other jurisdiction   (Commission File Number)       (IRS Employer
     of incorporation)                                    Identification Number)

                        340 North Camden Drive, Suite 302
                         Beverly Hills, California 90210
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (310) 248-3655

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below).

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

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ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
          YEAR.

         Effective July 14, 2009, the Board of Directors of Universal Detection Technology (the "Company") unanimously approved an amendment to Section 9 of
Article II of the Company's Amended and Restated Bylaws (the "Bylaws"). Prior to the amendment, shareholders of the Company were not permitted to act by written consent unless the Company had only one shareholder. The referenced amendment of the Bylaws permits shareholders of the Company to act by written consent in the same manner as provided by the California General Corporation Law. This summary is qualified in its entirety by reference to the full text of (i) the Bylaws as filed with the Securities and Exchange Commission on April 15, 2002 as Exhibit
3.4 to the Company's Annual Report on Form 10-KSB for the year ended December 31, 2001, and (ii) Amendment No. 1 to the Bylaws, a copy of which is attached to this Current Report on Form 8-K as Exhibit 3.1. The full text of each of these documents is incorporated herein by reference.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT
NUMBER       DESCRIPTION
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 3.1         Amendment No. 1 to Amended and Restated Bylaws





                            [SIGNATURE PAGE FOLLOWS]


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


UNIVERSAL DETECTION TECHNOLOGY

By:   /s/ Jacques Tizabi
      -----------------------------
      Jacques Tizabi
      Chief Executive Officer
      Dated: July 15, 2009